LORD ABBETT SECURITIES TRUST

Supplement dated March 15, 2018 to the

Prospectus dated March 1, 2018

The following table replaces the table under “Financial Intermediary Compensation” on page 201 of the prospectus:

Class
Fee(1)	A(2) All Funds except Micro Cap Growth Fund and Micro Cap Value Fund	A Micro Cap Growth Fund and Micro Cap Value Fund	B(2)	C(2)	F(3)	F3	I	P	R2	R3	R4	R5	R6	T
Service	0.25%	—	0.25%	0.25%	—	—	—	0.25%	0.25%	0.25%	0.25%	—	—	0.25%
Distribution	—	—	—	0.75%	—	—	—	0.20%	0.35%	0.25%	—	—	—	—

(1) The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

(2) For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class B and C shares, the 12b-1 payments shall commence 13 months after purchase.

(3) The Fund generally designates the entire Class F share Rule 12b-1 fee as attributable to distribution activities conducted by Lord Abbett Distributor. Lord Abbett Distributor therefore generally retains the Class F share Rule 12b-1 fee and does not pay it to a financial intermediary. However, Lord Abbett Distributor in its sole discretion may pay to a financial intermediary directly all or a portion of the Class F share Rule 12b-1 fee upon request, provided that (i) the financial intermediary’s fee-based advisory program has invested at least $1 billion in Class F shares across the Lord Abbett Family of Funds at the time of the request, (ii) the financial intermediary converted its fee-based advisory program holdings from Class A shares to Class F shares no more than three months before making the request, and (iii) the financial intermediary has a practice of, in effect, reducing the advisory fee it receives from its fee-based program participants by an amount corresponding to any Rule 12b-1 fee revenue it receives.

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